Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

QUALITY DIVIDEND FUND

(the “Fund”)

Class A

Class C

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated April 9, 2021 to the Prospectus

for the Fund, dated September 1, 2020, as may be amended or supplemented from time to time.

This information in this supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with such document.

Effective April 30, 2021, Class C shares of the Fund will be converted automatically to Class A shares eight years after the purchase date, subject to the terms of the Fund’s Prospectus.

Accordingly, effective April 30, 2021, the section entitled “Automatic Conversion of Class C Shares” on page 17 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Automatic Conversion of Class C Shares

Class C shares of the Fund will automatically convert into Class A shares of the Fund after they have been held for eight years. This conversion will take place, in each case, in the month of or the month following the 8-year anniversary of the purchase date, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee.

Shareholders that have purchased Class C shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and have been held for more than seven (7) years will be converted to Class A shares of the Fund pursuant to Stifel’s policies and procedures.

The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to A shares at the anniversary date described above but may face certain tax consequences as a result.

Please note that other financial intermediaries may convert Class C shares to Class A shares at an earlier period. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE